UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 30, 2019

(Exact name of registrant as specified in its charter)

Pennsylvania	001-35542	27-2290659
(State or other jurisdiction of incorporation or organization)	(Commission File number)	(IRS Employer Identification No.)
1015 Penn Avenue
Suite 103
Wyomissing PA 19610
(Address of principal executive offices, including zip code)
(610) 933-2000
(Registrant’s telephone number, including area code)
N/A
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of Each Exchange on which Registered
Voting Common Stock, par value $1.00 per share	CUBI	New York Stock Exchange
Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series C, par value $1.00 per share	CUBI/PC	New York Stock Exchange
Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series D, par value $1.00 per share	CUBI/PD	New York Stock Exchange
Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series E, par value $1.00 per share	CUBI/PE	New York Stock Exchange
Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series F, par value $1.00 per share	CUBI/PF	New York Stock Exchange
Securities registered pursuant to Section 12(g) of the Act: None

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

As approved by the shareholders of Customers Bancorp, Inc. (the "Company") at its 2019 Annual Meeting of Shareholders (the "Annual Meeting") on May 30, 2019, the Company has amended its Amended and Restated Articles of Incorporation to adopt a majority voting standard in uncontested elections of directors (the "Amendment"). The Amendment was effective upon filing with the Pennsylvania Department of State on May 31, 2019.

The text of the Amendment is attached as Exhibit 3.1 to this Form 8-K and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders

The Company held its Annual Meeting of Shareholders on May 30, 2019 for the purpose of considering and acting upon the below proposals. A total of 31,145,896 shares were outstanding and entitled to vote at the Annual Meeting. The number of votes cast for, against, or withheld as to each such matter or nominee, as well as the number of abstentions as to each such matter or nominee, are set forth below.

1.	To elect three Class II directors of the Company to serve a three-year term.

	FOR	WITHHELD	BROKER NON-VOTES
Andrea Allon	22,326,997	2,087,626	3,488,616
Rick B. Burkey	24,284,648	129,975	3,488,616
Daniel K. Rothermel	22,159,953	2,254,670	3,488,616

The following additional directors continued in office after the Annual Meeting: Jay Sidhu, Bhanu Chaudrie, T. Lawrence Way, and Steven J. Zuckerman.

2.	To ratify the appointment of Deloitte & Touche LLP as independent registered public accounting firm of the Company for the fiscal year ending December 31, 2019.

FOR	AGAINST	ABSTAIN
27,777,027	114,681	11,531

3.	To approve a non-binding advisory resolution on executive officer compensation.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
23,157,202	1,176,894	80,527	3,488,616

4.	To approve an amendment to the Company's Amended and Restated Articles of Incorporation to adopt a majority voting standard in uncontested elections of directors.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
24,379,705	23,207	11,711	3,488,616

5.	To approve the 2019 Stock Incentive Plan.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
16,628,034	7,778,483	8,106	3,488,616

Item 9.01         Financial Statements and Exhibits

(d) Exhibits.

Exhibit	Description
Exhibit 3.1	Amendment to the Company's Amended and Restated Articles of Incorporation to adopt a majority voting standard in uncontested elections of directors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CUSTOMERS BANCORP, INC.

By: /s/ Carla A. Leibold
Name: Carla A. Leibold
Title: Executive Vice President - Chief Financial Officer and Treasurer

Date: June 3, 2019